UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 6, 2010

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan

At the annual meeting of shareholders of Thompson Creek Metals Company Inc. (the “Company”) held on May 6, 2010 (the “2010 Annual Meeting”), the Company’s shareholders approved the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the “ESPP”).  The ESPP will go into effect on July 1, 2010.  The ESPP had previously been approved by the Company’s Board of Directors, upon the recommendation of its Compensation and Governance Committee, subject to shareholder approval.

For a description of the terms and conditions of the ESPP, see “Approval of 2010 Employee Stock Purchase Plan (Proposal 2)” in the Company’s Definitive Proxy Statement for the 2010 Annual Meeting filed with the United States Securities and Exchange Commission (the “SEC”) on April 8, 2010 (the “Proxy Statement”), which description is incorporated herein by reference.  The foregoing is qualified in its entirety by reference to the copy of the ESPP filed as Exhibit A to the Proxy Statement, which is incorporated herein by reference.

Approval of the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan

At the 2010 Annual Meeting, the Company’s shareholders also approved the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the “LTIP”).  The LTIP became effective upon such shareholder approval.  The LTIP had previously been approved by the Company’s Board of Directors, upon the recommendation of its Compensation and Governance Committee, subject to shareholder approval.

For a description of the terms and conditions of the LTIP, see “Approval of 2010 Long-Term Incentive Plan (Proposal 3)” in the Proxy Statement, and the amendments to the LTIP included in the Definitive Additional Materials filed with the SEC on April 23, 2010 (the “Supplement”), which descriptions are incorporated herein by reference.  The foregoing is qualified in its entirety by reference to the copy of the LTIP filed as Exhibit B to the Proxy Statement, as amended by the Supplement, which is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The following is a summary of the matters voted on at the 2010 Annual Meeting:

1.  The nominees for election to the Board of Directors, until the next annual meeting of shareholders or until their respective successors are duly elected and qualified, were elected based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non Votes
Denis C. Arsenault	78,488,889	1,295,988	0
Carol T. Banducci	78,588,705	1,196,172	0
James L. Freer	78,400,776	1,384,101	0
James P. Geyer	78,608,744	1,176,133	0
Timothy J. Haddon	78,478,180	1,306,697	0
Kevin Loughrey	72,489,693	7,295,184	0
Thomas J. O’Neil	78,599,559	1,185,318	0

2.  The proposal to approve the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan was approved based upon the following votes:

Votes for	75,547,031
Votes against	1,993,310
Abstentions	2,242,536
Broker non-votes	2,000

3.  The proposal to approve the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan was approved based upon the following votes:

Votes for	65,028,866
Votes against	12,270,782
Abstentions	2,485,229
Broker non-votes	0

4.  The proposal to appoint KPMG LLP as the Company’s independent auditors from their engagement through the next annual meeting of shareholders was approved based upon the following votes:

Votes for	79,244,399
Votes withheld	540,478
Broker non-votes	0

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1

Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit A to the Definitive Proxy Statement filed by Thompson Creek Metals Company Inc. with the SEC on April 8, 2010).

99.2

Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (incorporated herein by reference to Exhibit B to the Definitive Proxy Statement filed by Thompson Creek Metals Company Inc. with the SEC on April 8, 2010).

99.3	Amendments to the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (incorporated herein by reference to the Definitive Additional Materials filed with the SEC on April 23, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Dale Huffman
Date: May 12, 2010	Name:	Dale Huffman
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1

Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit A to the Definitive Proxy Statement filed by Thompson Creek Metals Company Inc. with the SEC on April 8, 2010).

99.2

Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (incorporated herein by reference to Exhibit B to the Definitive Proxy Statement filed by Thompson Creek Metals Company Inc. with the SEC on April 8, 2010, as amended by the Definitive Additional Materials filed with the SEC on April 23, 2010).

99.3	Amendments to the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (incorporated herein by reference to the Definitive Additional Materials filed with the SEC on April 23, 2010).